UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
March 19, 2008
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33801 (Commission File Number)	51-0424817 (I.R.S. employer identification number)

One Ridgmar Centre 6500 W. Freeway, Suite 800 Fort Worth, Texas (Address of principal executive office)		76116 (Zip code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On March 19, 2008, Approach Resources Inc. (the “Company”) issued a press release announcing the Company’s fourth quarter and year end 2007 financial and operating results and operations updates for 2008. The press release contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the press release. The press release is furnished herewith as Exhibit 99.1.
Item 7.01 Regulation FD Disclosure.
     The information relating to operations updates for 2008 contained in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated March 19, 2008, announcing the Company’s financial and operating results for the fourth quarter and year end 2007 and operations updates for 2008.
     In accordance with General Instruction B.2 of Form 8-K, the information contained in this current report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any Registration Statement or other filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC. (REGISTRANT)
	By:	/s/ J. Curtis Henderson
J. Curtis Henderson Executive Vice President and General Counsel
Date: March 19, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 19, 2008, announcing the Company’s financial and operating results for the fourth quarter and year end 2007 and operations updates for 2008.